                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 10, 2000
                    Capita Equipment Receivables Trust 1997-1



    A New York          Commission File              I.R.S. Employer
    Corporation          No. 333-34793                 No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

----------------------------------------------------------------------------------------------------------------------
Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date: November 10, 2000     Payment Date: November 15, 2000     Collection Period:  October 31, 2000
----------------------------------------------------------------------------------------------------------------------

 I.    Information Regarding the Contracts

     1.  Contract Pool Principal Balance
         a.      Beginning of Collection Period                                               $ 235,533,858
         b.      End of Collection Period                                                     $ 220,035,238
         c.      Reduction for Collection Period                                              $  15,498,620
     2.  Delinquent Scheduled Payments
         a.      Beginning of Collection Period                                               $   6,543,607
         b.      End of Collection Period                                                     $   5,871,221
     3.  Liquidated Contracts
         a.      Number of Liquidated Contracts                                                        139
                 with respect to Collection Period                                                     ---
         b.      Required Payoff Amounts of Liquidated Contracts                              $  1,201,148
         c.      Total Reserve for Liquidation Expenses                                       $         --
         d.      Total Liquidation Proceeds Received                                          $    186,542
         e.      Liquidation Proceeds Allocated to Owner Trust                                $    186,542
         f.      Liquidation Proceeds Allocated to Depositor                                  $         --
         g.      Current Realized Losses                                                      $  1,014,606
     4.  Prepaid Contacts
         a.      Number of Prepaid Contracts with respect                                              252
                 to Collection Period                                                                  ---
         b.      Required Payoff Amounts of Prepaid Contracts                                 $  1,012,859
     5.  Purchased Contracts (by TCC)
         a.      Number of Contracts Purchased by TCC with                                               0
                 respect to Collection Period                                                          ---
         b.      Required Payoff Amounts of Purchased Contracts                               $         --

 6.  Delinquency Status of Contracts (End of Collection Period)

                                               --------------------------------------------------------------------------------
                                                                                                                % of Aggregate
                                               Number of               % of             Aggregate Required      Required Payoff
                                               Contracts             Contracts            Payoff Amounts            Amounts
                                               --------------------------------------------------------------------------------
     a.      Current                            24,563                90.86%               $ 204,351,613               90.46%
     b.      31-60 days                          1,272                 4.71%               $ 10,396,864                 4.60%
     c.      61-90 days                           547                  2.02%                $ 4,780,636                 2.12%
     d.      91-120 days                          307                  1.14%                $ 3,199,119                 1.42%
     e.      120+ days                            345                  1.28%                $ 3,178,227                 1.41%
     f.      Total                              27,034                100.00%              $ 225,906,459              100.00%

 7.  Historical Delinquency Experience with Respect to Contracts




                                    -----------------------------------------------------------------------------------------
                                           % of                  % of                    % of                     % of
                                         Aggregate             Aggregate              Aggregate                 Aggregate
                                      Required Payoff       Required Payoff        Required Payoff           Required Payoff
                                          Amounts               Amounts                Amounts                   Amounts
           Collection
            Periods                 31-60 Days Past Due   61-90 Days Past Due    91-120 Days Past Due      120+ Days Past Due
-----------------------------------------------------------------------------------------------------------------------------
             10/31/00                      4.60%                 2.12%                  1.42%                     1.41%
             09/30/00                      4.87%                 2.47%                  1.52%                     1.34%
             08/31/00                      4.78%                 2.82%                  1.18%                     1.35%
             07/31/00                      5.09%                 2.58%                  1.17%                     1.33%
             06/30/00                      5.62%                 2.56%                  1.09%                     1.56%
             05/31/00                      4.63%                 1.83%                  1.16%                     1.57%
             04/30/00                      4.92%                 2.47%                  1.45%                     1.34%
             03/31/00                      5.20%                 2.85%                  1.14%                     1.25%
             02/29/00                      6.39%                 2.83%                  1.32%                     1.63%
             01/31/00                      5.70%                 2.42%                  1.30%                     1.55%
             12/31/99                      5.66%                 2.51%                  1.39%                     1.25%
             11/30/99                      5.55%                 2.46%                  1.24%                     1.39%
             10/31/99                      5.24%                 2.77%                  1.17%                     1.45%
             09/30/99                      5.19%                 2.14%                  1.13%                     1.38%
             08/31/99                      4.43%                 2.01%                  1.19%                     1.22%
             07/31/99                      4.53%                 2.14%                  1.21%                     1.27%
             06/30/99                      5.01%                 2.02%                  1.19%                     1.31%
             05/31/99                      5.77%                 2.37%                  1.10%                     1.38%
             04/30/99                      5.01%                 2.11%                  0.86%                     1.09%
             03/31/99                      5.41%                 2.06%                  0.92%                     1.15%
             02/28/99                      5.60%                 2.08%                  1.15%                     1.24%
             01/31/99                      5.46%                 2.19%                  0.94%                     1.11%
             12/31/98                      5.26%                 1.86%                  0.90%                     0.93%
             11/30/98                      5.07%                 1.66%                  0.78%                     0.88%
             10/31/98                      3.93%                 1.32%                  0.66%                     0.98%
             09/30/98                      3.98%                 1.18%                  0.62%                     0.94%
             08/31/98                      3.34%                 1.23%                  0.53%                     0.60%
             07/31/98                      3.28%                 1.12%                  0.52%                     0.85%
             06/30/98                      2.76%                 1.14%                  0.58%                     0.81%
             05/31/98                      3.63%                 1.12%                  0.61%                     0.75%
             4/30/98                       3.46%                 1.03%                  0.63%                     0.69%
             3/31/98                       3.30%                 1.26%                  0.51%                     0.63%
             2/28/98                       6.09%                 1.42%                  0.59%                     0.52%
             1/31/98                       3.34%                 0.96%                  0.41%                     0.26%
             12/31//97                     3.17%                 0.86%                  0.36%                     0.01%
             11/30/97                      2.89%                 0.49%                  0.00%                     0.00%

      8.  Historical Loss Experience With Respect to Contracts


                                             Collection         3 Collection        6 Collection Periods      Cumulative Since
                                               Period          Periods Ending              Ending               Cut-off Date
                                             October-00          October-00              October-00
                                             -----------       ---------------      --------------------      -----------------
    a.      Number of Liquidated Contracts       139                 605                   1,075                    8,608
    b.      Number of Liquidated               0.184%              0.800%                  1.421%                  11.379%
            Contracts as a Percentage
            of Initial Contracts
    c.      Required Payoff Amounts of        1,201,148           4,093,575              8,881,453               73,215,055.39
            Liquidated Contracts
    d.      Liquidation Proceeds Allocated     186,542             596,124               1,450,659               11,517,672
            to Owner Trust
    e.      Aggregate Current Realized        1,014,606           3,497,451              7,430,794               61,570,842.24
            Losses
    f.      Aggregate Current Realized         0.088%              0.305%                  0.648%                  5.363%
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance

 II.   Information Regarding the Securities

       1.  Summary of Balance Information


                                      Principal Balance as of   Class Factor as of  Principal Balance as of  Class Factor as of
       Class                 Coupon      November 15, 2000      November 15, 2000      October 16, 2000       October 16, 2000
                              Rate         Payment Date            Payment Date          Payment Date           Payment Date
       -----                --------  -----------------------   ------------------  ----------------------   ------------------
 a.  Class A-1 Notes        5.790000%           $0                   0.00000                  $0                   0.00000
 b.  Class A-2 Notes        6.030000%           $0                   0.00000                  $0                   0.00000
 c.  Class A-3 Notes        6.120000%           $0                   0.00000                  $0                   0.00000
 d.  Class A-4 Notes        6.190000%      $110,334,881              0.42240             $124,879,041              0.47808
 e.  Class A-5 Notes        6.745000%       $12,341,578              0.11754              $13,968,424              0.13303
 f.  Class B Notes          6.450000%       $68,820,000              1.00000              $68,820,000              1.00000
 g.  Class C Notes
     (Quarterly Paying)     6.480000%       $34,410,000              1.00000              $34,410,000              1.00000
 h.  Total                    N.A.         $225,906,459              0.19696             $242,077,465              0.21106


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $225,906,458.69 and the CCA Balance is $24,574,216.19.

2.  Monthly Principal Amount
    a.      Principal Balance of Notes                                                                        $  242,077,465
            (End of Prior Collection Period)
    b.      Contract Pool Principal Balance (End of Collection Period)                                        $  220,035,238
    c.      Monthly Principal Amount                                                                          $   22,042,227
3.  Gross Collections
    a.      Scheduled Payments Received                                                                       $   15,572,912
    b.      Liquidation Proceeds Allocated to Owner Trust                                                     $      186,542
    c.      Required Payoff Amounts of Prepaid Contracts                                                      $    1,012,859
    d.      Required Payoff Amounts of Purchased Contracts                                                    $           --
    e.      Proceeds of Clean-up Call                                                                         $           --
    f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts                 $       56,991
    g.      Extension Fees Allocated to Owner Trust                                                           $           --
    h.      Total Gross Collections (sum of (a) through (g))                                                  $   16,829,304
4.  Determination of Available Funds
    a.      Total Gross Collections                                                                           $   16,829,304
    b.      Withdrawal from Cash Collateral Account                                                           $      859,691
    c.      Total Available Funds                                                                             $   17,688,995
5.  Class A-5 Swap
    a.      Payment Details
            1- Class A-5 Assumed Fixed Rate                                                                        6.250000%
            2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                      0.0833333
            3- Class A-5 Interest Rate (Libor + .125%)                                                             6.745000%
            4- Class A-5 Interest Rate Day Count(Actual/360)                                                       0.0833333
            5- Class A-5 Principal Amount                                                                     $   13,968,424
    b.      Net Payment Calculation
            1- Class A-5 Assumed Fixed Payment                                                                $       72,752
            2- Class A-5  Interest Payment                                                                    $       78,514
            3- Net Class A-5 Swap Payment From/(To) the Trust                                                 $      (5,762)

6. Application of Available Funds

------------------------------------------------------------------------------------------------------------------
               Item                                          Amount                      Remaining Available Funds
------------------------------------------------------------------------------------------------------------------
 a.      Total Available Funds                                                                   17,688,995
 b.      Servicing Fee                                       245,348                             17,443,647
 c.      Interest on Notes:
         i)         Class A-1 Notes                               --                             17,443,647
         ii)        Class A-2 Notes                               --                             17,443,647
         iii)       Class A-3 Notes                               --                             17,443,647
         iv)        Class A-4 Notes                          644,168                             16,799,480
         v)         Class A-5 Swap Net Settlement             (5,762)                            16,805,242
         vi)        Class A-5 Notes                           78,514                             16,726,727
         vii)       Class B Notes                            369,908                             16,356,820
         vii)      Class C Funding Account                   185,814                             16,171,006
 d.      Principal on Notes:
         i)        Class A-1 Notes                                --                             16,171,006
         ii)       Class A-2 Notes                                --                             16,171,006
         iii)      Class A-3 Notes                                --                             16,171,006
         iv)       Class A-4 Notes                        14,544,160                              1,626,846
         v)        Class A-5 Notes                         1,626,846                                     (0)
         vi)       Class B Notes                                  --                                     (0)
         vii)      Class C Funding Account                        --                                     (0)
 e.      Deposit to Cash                                          --                                     (0)
         Collateral Account
 f.      Amount to be applied in                                  --                                     (0)
         accordance with CCA
         Loan Agreement
 g.      Balance, if any, to Equity Certificates                  (0)                                    --


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

         Collection Period                             August-00                September-00           October-00
         Beginning Balance                                 0                       185,814              371,628
         Principal Deposited                               0                          0                     0
         Interest Deposited                            185,814                    185,814               185,814
         ------------------                            -------                    -------               -------
         Total Amount Available for Distribution        185,814                    371,628              557,442
         Amount Distributed                                0                          0                     0
         ------------------                             -------                    -------              -------
         Ending Balance                                 185,814                    371,628              557,442



8. Quarterly Application of Available funds in the Class C Funding Account

--------------------------------------------------------------------------------------------
        Item                                        Amount        Remaining Available Funds
--------------------------------------------------------------------------------------------
a.      Total Available Funds                                              557,442
b.      Interest to Class C Note Holders            557,442                   0
c.      Principal to Class C Note Holders              0                      0

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    ----------------------------------------------------------------------------------------------------------------------
                                                                                         November 15, 2000
                                            Item                                           Payment Date
    ----------------------------------------------------------------------------------------------------------------------
    a.      Available Cash Collateral Amount (Beginning)                                 $      26,563,985
    b.      Deposits to Cash Collateral Account (II.5(f))                                $               -
    c.      Withdrawals from Cash Collateral Account                                     $         859,691
    d.      Releases of Cash Collateral Account Surplus                                  $       1,130,078
            (Excess, if any of (a) plus (b) minus (c) over (f))
    e.      Available Cash Collateral Amount (End)                                       $      24,574,216
            (Sum of (a) plus (b) minus (c) minus (d))
    f.      Requisite Cash Collateral Amount                                             $      24,574,216
    g.      Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))          $              --
2.          Calculation of Requisite Cash Collateral Amount
    a.      For Payment Dates from, and including, the
            December  1997 Payment Date  to,
            and including, the December 1998 Payment Date
            1) Initial Cash Collateral Amount                                            $      83,153,171
    b.      For Payment Dates from, and including, the
            November 1998 Payment Date until
             the Final Payment Date, the sum of
            1) 8.5% of the Contract Pool Principal Balance                               $      18,702,995
            2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the                                 $       5,871,221
             Contract Pool Principal Balance
            3) Total ((1) plus (2))                                                      $      24,574,216
    c.      Floor equal to the lesser of
             1) 2% of Cut-Off Date Contract Pool Principal                               $      22,938,806
            Balance ($22,938,806); and
            2) the Aggregate Principal Balance of the Notes                              $     225,906,459
    d.      Requisite Cash Collateral Amount                                             $      24,574,216

3.          Calculation of Cash Collateral Account Withdrawals
    a.      Interest Shortfalls                                                          $              --
    b.      Principal Deficiency Amount                                                  $         859,691
    c.      Principal Payable at Stated Maturity Date of                                 $              --
            Class of Notes or Equity Certificates
    d.      Total Cash Collateral Account Withdrawals                                              859,691

IV. Information Regarding Distributions on Securities

 -----------------------------------------------------------------------------------------------------------------------------
                             Distribution                   Class A-1       Class A-2          Class A-3            Class A-4
                               Amounts                        Notes           Notes              Notes                Notes
 -----------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                                          $        --         $    --        $      --         $    644,168
 2. Interest Paid                                         $        --         $    --        $      --         $    644,168
 3. Interest Shortfall                                    $        --         $    --        $      --         $         --
 ((1) minus (2))
 4. Principal Due                                         $        --         $    --        $      --         $ 14,544,160
 5. Principal Paid                                        $        --         $    --        $      --         $ 14,544,160
 6. Total Distribution Amount                             $        --         $    --        $      --         $ 15,188,327
 ((2) plus (4))

 -----------------------------------------------------------------------------------------------------------------------------
                             Distribution                   Class A-5       Class B            Class C
                               Amounts                        Notes           Notes              Notes               Totals
 -----------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                                          $    78,514         $ 369,908      $ 557,442         $  1,650,031
 2. Interest Paid                                         $    78,514         $ 369,908      $ 557,442         $  1,650,031
 3. Interest Shortfall                                    $        --         $      --      $      --         $         --
 ((1) minus (2))
 4. Principal Due                                         $ 1,626,846         $      --      $      --         $ 16,171,006
 5. Principal Paid                                        $ 1,626,846         $      --      $      --         $ 16,171,006
 6. Total Distribution Amount                             $ 1,705,360         $ 369,908      $ 557,442         $ 17,821,037
 ((2) plus (4))


V. Information Regarding Other Pool Characteristics

     -----------------------------------------------------------------------------------------------------
                                                           As of End of                   As of End of
          Item                                              October-00                    September-00
                                                         Collection Period              Collection Period
     -----------------------------------------------------------------------------------------------------
 1.  Original Contract Characteristics
     a.      Original Number of Contracts                     75,651                          N.A.
     b.      Cut-Off Date Contract Pool                   $1,146,940,285                      N.A.
             Principal Balance
     c.      Original Weighted Average                         46.6                           N.A.
              Remaining Term (in months)
     d.      Weighted Average Original Term                    53.7                           N.A.
             (in months)
 2.  Current Contract Characteristics
     a.      Number of Contracts                              27,034                         27,894
     b.      Average Contract Principal Balance               $8,139                         $8,444
     c.      Weighted Average Remaining Term                   20.4                           21.1


VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule


-------------------------------------------------------------------------------------------------------------------------
Payment Date                                        Since Issue         Payment Date                      Since Issue
  Period                                                CPR               Period                              CPR
-------------------------------------------------------------------------------------------------------------------------
  1                    December-97                   -0.436%                21             August-99        7.940%
  2                     January-98                   5.709%                 22           September-99       8.047%
  3                    February-98                   6.693%                 23            October-99        7.776%
  4                      March-98                    6.904%                 24            November-99       7.545%
  5                      April-98                    7.280%                 25            December-99       7.700%
  6                       May-98                     7.462%                 25            January-00        7.607%
  7                      June-98                     6.903%                 26            February-00       8.193%
  8                      July-98                     7.298%                 27             March-00         8.215%
  9                     August-98                    7.115%                 28             April-00         8.508%
 10                    September-98                  7.118%                 29              May-00          8.326%
 11                     October-98                   6.694%                 30              June-00         8.519%
 12                    November-98                   6.643%                 31              July-00         8.585%
 13                    December-98                   7.065%                 32             August-00        8.417%
 14                     January-99                   7.152%                 33           September-00       8.565%
 15                    February-99                   7.261%                 34            October-00        8.449%
 16                      March-99                    7.336%                 35            November-00       8.515%
 17                      April-99                    7.666%
 18                       May-99                     7.937%
 19                      June-99                     7.515%
 20                      July-99                     7.873%

VII. Purchased, Liquidated and Paid Contracts
          A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.


                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 15, 2000 .


   This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                     AT&T Capital Corporation

                     Glenn Votek
                     -----------
                     Glenn Votek
                     Executive Vice President, and Treasurer